UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2009 (December 31, 2008)

Date of Report (Date of earliest event reported)

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-16103	31-1263732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Port Road

Groveport, Ohio 43125

(Address of principal executive offices)

(614) 748-1150

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder (such Section and regulations, “409A”), on December 31, 2008, the employment agreements of Michael R. Sayre, President and Chief Executive Officer, John D. Bair, Chief Technology and Innovation Officer, Nicholas J. Tomashot, Chief Financial Officer, Treasurer and Corporate Secretary, Michael Darnell, Vice President, Global Sales and Marketing, and Timothy J. Harper, Vice President, Operations, were amended and restated.

Except as described further below with respect to Mr. Sayre, each of the amended and restated employment agreements is identical as to the following material amendments:

•

the agreements have been revised to contain a definition of “Termination” that satisfies the requirements of 409A and to specify the time period during which benefits will be paid to the employees with regard to termination of employment in order to comply with the 6 month distribution delay rule under 409A;

•	the term of each employment agreement has been extended to May 1, 2012;

•

the time period in which an employee may exercise stock options that become vested on the employee’s termination has been extended to one hundred eighty (180) days following the date of the employee’s termination (subject to the Company, in its sole discretion, extending such period to up to one (1) year following the date of the employee’s termination); and

•	the agreements also provide for tax gross-up payments to be made to an employee by the Company in the event an employee is subject to any additional taxes under 409A.

In addition to the material terms described above, Mr. Sayre’s annual base salary was revised to $275,000 to reflect his 2008 annual base salary level.

Except as disclosed in this Form 8-K, all other terms and conditions of Mr. Sayre’s, Mr. Bair’s, Mr. Tomashot’s, Mr. Darnell’s and Mr. Harper’s employment agreements remain the same.

The second amended and restated employment agreements for John D. Bair and Michael R. Sayre are attached as Exhibits 10.1 and 10.2, respectively.

The amended and restated employment agreements for Nicholas J. Tomashot, Michael Darnell, and Timothy J. Harper are attached as Exhibits 10.3, 10.4 and 10.5, respectively.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers

See Item 1.01 above with respect to amendments to the compensatory arrangements with Mr. Sayre and Mr. Tomashot, the principal executive officer and the principal financial officer of the Company.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Descriptions
10.1	Second Amended and Restated Employment Agreement between Pinnacle Data Systems, Inc. and Michael R. Sayre, effective December 31, 2008

10.2	Second Amended and Restated Employment Agreement between Pinnacle Data Systems, Inc. and John D. Bair, effective December 31, 2008

10.3	Amended and Restated Employment Agreement between Pinnacle Data Systems, Inc. and Nicholas J. Tomashot, effective December 31, 2008

10.4	Amended and Restated Employment Agreement between Pinnacle Data Systems, Inc. and Michael Darnell, effective December 31, 2008

10.5	Amended and Restated Employment Agreement between Pinnacle Data Systems, Inc. and Timothy J. Harper, effective December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.
(Registrant)

/s/ Nicholas J. Tomashot
Nicholas J. Tomashot, Chief Financial Officer

Dated: January 7, 2009